                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               January 10, 1994
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               (Exact name of registrant as specified in charter)



       TENNESSEE                    0-6919                62-0859007
- ------------------------         -------------      --------------------
(State of incorporation)         (Commission        (I.R.S. Employer
                                  File Number)       Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE  38018
                    (Address of principal executive offices)



     Registrant's telephone number, including area code:  (901) 383-6000


                                  Not Applicable
         (Former name or former address, if changed since last report).

ITEM 5. OTHER EVENTS

     Union Planters Corporation (the Corporation) has completed twelve acquisitions through January 1, 1994, and has six probable acquisitions pending. All of the acquisitions, except one, are individually insignificant (do not exceed 10% of consolidated pre- tax earnings or total assets). With the addition of the latest probable acquisitions, the Corporation's aggregate insignificant acquisitions exceed 20% of the Corporation's total assets at December 31, 1992. Accordingly, the Corporation is filing the December 31, 1992 audited financial statements and the most recent interim financial statements for a substantial majority of the aggregate insignificant acquisitions in accordance with Rule 3-05 of Regulation S-X.

     The following tables list the completed and probable acquisitions as of January 1, 1994. Reference is made to the Corporation's 1992 Annual Report on Form 10-K, September 30, 1993 Form 10-Q, and Current Reports on Form 8-K dated September 27, 1993 and October 14, 1993 for additional information.

CONSUMMATED ACQUISITION

                                                                                                Total Assets
                           Date                                  Purchase       Resulting        at Date of
    Institution          Acquired          Consideration          Price         Goodwill        Acquisition
- ---------------------    --------      ---------------------     --------      ----------       ------------
                                                                      (Dollars in millions)
Bank of East Tennessee   01/01/93     Series E Preferred Stock     $25.3          $7.0              $231
(BOET) (a)

Security Trust Federal   01/01/93     Cash                          22.0           3.0               261
Savings and Loan
Association and
SaveTrust Federal
Savings Bank (Security
Trust/SaveTrust)

First Federal Savings    02/26/93     Common Stock                    NM (b)      Note (c)           187
Bank of Maryville                     (Conversion/Acquisition-
(Maryville)                           625,000 shares)

First State Bancshares,  03/12/93     Cash and Common Stock          3.9            .4                34
Inc. (FSB), Parent
Company of First State
Bank of Fayette County
in Somerville,
Tennessee (Somerville)

First Cumberland Bank    03/15/93     Cash                            .2             -                20
in Madison, Tennessee

Farmers Union Bank in    04/01/93     Cash                           9.5           4.2                78
Ripley, Tennessee
(Farmers Union)

Garrett Bancshares,      05/31/93     Common Stock                Pooling of         -               174
Inc., Parent Company                  (613,088 shares)            Interests
of Bank of
Goodlettsville in
Goodlettsville,
Tennessee (GBI)

Erin Bank & Trust        06/01/93     Series E Preferred Stock       8.3           2.1                43
Company in Erin,
Tennessee (Erin)

                                                                                                 Total Assets
                            Date                                  Purchase       Resulting        at Date of
    Institution           Acquired          Consideration          Price         Goodwill        Acquisition
- ---------------------     --------      ---------------------     --------      ----------       ------------
                                                                      (Dollars in millions)
Hogue Holding Company,    09/01/93     Common Stock                Pooling of         -                34
Inc., Parent Company                   (219,246 shares)            Interests
for Bank of Weiner in
Weiner, Arkansas (HHC)

Central State Bancorp,    09/01/93     Common Stock                Pooling of         -               109
Inc. Parent Company for                (630,350 shares)            Interests
Central State Bank in
Lexington, Tennessee
(CSB)

First State Bancshares,   10/01/93     Common Stock                Pooling of         -                86
Inc., and its subsidiary               (447,906 shares)            Interests
First State Bank of
Brownsville, Tennessee

Mid-South Bancorp, Inc.,  01/01/94     Common Stock                Pooling of         -               184
Parent Company of Simpson              (839,855 shares)            Interests
County Bank in Franklin,
Kentucky; Adairville
Banking Company in
Adairville, Kentucky;
General Trust Company in
Nashville, Tennessee; The
Peoples Bank of Elk Valley
in Fayetteville, Tennessee;
and First Citizens Bank
in Franklin, Columbia and
Mt. Pleasant, Tennessee


(a) The Corporation had previously acquired 17.93% of the common stock of BOET ($3.4 million), and on January 1, 1993 purchased an additional 43.93% of the common stock of BOET in exchange for 331,741 shares of the Corporation's Series E Preferred Stock ($11.1 million). Effective May 3, 1993, the Corporation acquired the remaining outstanding common stock of BOET for 317,045 shares of the Corporation's Series E Preferred Stock ($10.8 million).

(b) The Corporation acquired Maryville, a mutual savings bank, which pursuant to a conversion/acquisition converted to a federal stock charter, all of the stock of which was acquired by the Corporation in exchange for a capital contribution equalling approximately $14.1 million derived in part from the proceeds of an offering of the Corporation's Common Stock made in connection with the conversion/acquisition.

(c) The recording of the acquisition of Maryville using the purchase method of accounting resulted in negative goodwill of approximately $9.4 million, $8.1 million of which was deducted from noncurrent, nonmonetary assets (premises and equipment, fair value adjustment of loans, prepaid software and mortgage servicing rights). The remaining negative goodwill of $1.3 million was recorded in other liabilities and is being amortized over 7 years.

PROBABLE ACQUISITIONS

     The probable acquisitions are as follows:

                                                                        Method of               Total
         Institution                        Consideration               Accounting              Assets
- ---------------------------------           -------------               ----------              ------
                                                                                             (In millions)
Clin-Ark Bancshares, Inc. Parent            Approximately               Pooling of               $ 48
Company for First National Bank             227,768 shares of           Interests
of Clinton in Clinton, Arkansas             the Corporation's
(Clin-Ark)                                  Common Stock

                                                                        Method of               Total
         Institution                        Consideration               Accounting              Assets
- ---------------------------------           -------------               ----------              ------
                                                                                             (In millions)
Tennessee Bancorp, Inc., Parent             Cash equal to               Purchase                   92
Company of Tennessee National               1.5 times net
Bank in Columbia, Tennessee (TBI)           book value at
                                            closing

First National Bancorp of                   Approximately               Pooling of                164
Shelbyville, Inc., Parent Company           910,000 shares              Interests
of First National Bank of                   of the Corporation's
Shelbyville in Shelbyville,                 Common Stock
Tennessee (FNB)

Andersen County Bank in                     Cash equal to               Purchase                   19
Clinton, Tennessee                          1.6 times book
                                            value at closing

Liberty Bancshares, Inc.,                   Approximately               Pooling of                174
Parent Company of Liberty                   635,000 shares              Interests
Federal Savings Bank in                     of the Corporation's
Paris, Tennessee                            Common Stock

Earle Bancshares, Inc.,                     Approximately               Pooling of                 40
Parent Company of                           365,000 shares              Interests
First Southern Bank in                      of the Corporation's
Earle, Arkansas                             Common Stock


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                 23 Accountants' Consents

                          (a) Consent of Frost & Company to incorporate their opinion into various registration statements for benefit plans and dividend reinvestment plan

                          (b) Consent of KPMG Peat Marwick to incorporate their opinion into this Current Report on Form 8-K and into various registration statements for benefit plans and dividend reinvestment plan

                 99 Additional Exhibits

         (a) Tennessee Bancorp, Inc. and Subsidiaries Unaudited Interim Consolidated Financial Statements dated
                 September 30, 1993

                                                                    Page
                                                                    ----

                 1.  Consolidated Balance Sheets as of               1
                    September 30, 1993 and December 31, 1992

                 2.  Consolidated Statement of Earnings              2
                     for the Three and Nine Months Ended
                     September 30, 1993 and 1992

                 3.  Consolidated Statement of Cash                  3
                     Flows for the Nine Months Ended
                     September 30, 1993 and 1992

                                                                    Page
                                                                    ----

                 4.  Notes to Consolidated Financial                 4
                     Statements

         (b)     First National Bancorp, Inc. and Subsidiaries
                 Unaudited Interim Consolidated Financial Statements for the Nine Months Ended September 30, 1993

                                                                    Page
                                                                    ----

                 1.  Consolidated Balance Sheet as of                1
                     September 30, 1993

                 2.  Consolidated Statement of Changes               3
                     in Stockholders' Equity for the
                     nine months ended September 30, 1993

                 3.  Consolidated Statements of Income               4
                     for the Nine Months Ended
                     September 30, 1993 and 1992

                 4.  Consolidated Statements of Income               6
                     for the Three Months Ended
                     September 30, 1993 and 1992

                 5.  Consolidated Statement of Cash                  8
                     Flows for the Nine Months Ended
                     September 30, 1993 and 1992

                 6.  Notes to Consolidated Financial                 9
                     Statements

         (c) Mid-South Bancorp, Inc. Unaudited Interim Consolidated Financial Statements - September 30, 1993

                                                                    Page
                                                                    ----

                 1.  Consolidated Balance Sheets as of               1
                     September 30, 1993 and December 31, 1992

                 2.  Consolidated Statements of Income               2
                     for the Three and Nine Months Ended
                     September 30, 1993 and 1992

                                                                    Page
                                                                    ----

                 3.  Consolidated Statements of Cash                 3
                     Flows for the Nine Months Ended
                     September 30, 1993 and 1992

                 4.  Notes to Consolidated Financial                 4
                     Statements,

         (d)     Clin-Ark Bankshares, Inc. and Subsidiaries
                 Consolidated Financial Statements for the Year
                 Ended December 31, 1992 and Independent
                 Auditors' Report

                                                                    Page
                                                                    ----

                 1.  Independent Auditor's Report                    1

                 2.  Consolidated Balance Sheet as of                2
                     December 31, 1992

                 3.  Consolidated Statement of Income                4
                     for the Year Ended December 31, 1992

                 4.  Consolidated Statement of Changes in            5
                     Stockholders' Equity for the Year
                     Ended December 31, 1992

                 5.  Consolidated Statement of Cash                  6
                     Flows for the Year Ended December 31,
                     1992

                 6.  Notes to Consolidated Financial                 7
                     Statements

         (e)     Clin-Ark Bankshares, Inc. and Subsidiaries
                 Unaudited Interim Consolidated Financial Statements dated September 30, 1993

                                                                    Page
                                                                    ----

                 1.  Consolidated Balance Sheet as of                1
                     September 30, 1993

                 2.  Consolidated Statement of Income                3
                     for the Quarter Ended
                     September 30, 1993 and 1992

                 3.  Consolidated Statement of Income                4
                     for the Nine Months Ended
                     September 30, 1993 and 1992

                 4.  Consolidated Statement of Changes               5
                     in Stockholders' Equity for the
                     Nine Months Ended September 30,
                     1993

                 5.  Consolidated Statement of Cash                  6
                     Flows for the Nine Months Ended
                     September 30, 1993 and 1992

                                                                    Page
                                                                    ----

                 6.  Notes to Consolidated Financial                 7
                     Statements

         (f)     Liberty Bancshares, Inc. and Subsidiary
                 Consolidated Financial Statements
                 December 31, 1992 and 1991

                                                                    Page
                                                                    ----

                 1.  Independent Auditor's Report on the             1
                     Consolidated Financial Statements

                 2.  Consolidated Balance Sheets as of               2
                     December 31, 1992 and 1991

                 3.  Consolidated Statement of Earnings              3
                     for the Years Ended December 31,
                     1992, 1991, and 1990

                 4.  Consolidated Statements of                      4
                     Stockholders' Equity for the
                     Years Ended December 31, 1992, 1991
                     and 1990

                 5.  Consolidated Statements of Cash                 5
                     Flows for the Years Ended
                     December 31, 1992, 1991, and 1990

                 6.  Notes to Consolidated Financial                 7
                     Statements

         (g) Liberty Bancshares, Inc. and Subsidiary Unaudited Interim Consolidated Financial Statements as of and for the Nine Months Ended September 30, 1993

                                                                    Page
                                                                    ----

                 1.  Consolidated Balance Sheets as of               1
                     September 30, 1993 (unaudited) and
                     December 31, 1992

                 2.  Consolidated Statements of Earnings             2
                     for the Three and Nine Months
                     Ended September 30, 1993 and 1992
                     (unaudited)

                 3.  Consolidated Statements of Stockholders'        4
                     Equity for the Nine Months Ended
                     September 30, 1993 and 1992 (unaudited)

                 4.  Consolidated Statements of Cash                 5
                     Flows for the Nine Months Ended
                     September 30, 1993 and 1992 (unaudited)

                 5.  Notes to Consolidated Financial                 7
                     Statements

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Union Planters Corporation
                                               --------------------------
                                               Registrant




Date:  January 10, 1994                        /s/M. Kirk Walters
       ----------------                        --------------------------
                                               M. Kirk Walters
                                               Senior Vice President, Treasurer
                                               and Chief Accounting Officer